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                                                                  Exhibit (q)(9)

                                POWER OF ATTORNEY

     We, the undersigned officers and Trustees of Tax-Managed Emerging Growth Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Mutual Funds Trust on behalf of an existing or proposed series with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

Name                            Capacity                                Date
----                            --------                                ----

/s/ James B. Hawkes             President, Principal Executive   August 14, 2000
---------------------------     Officer and Trustee
James B. Hawkes

/s/ James L. O'Connor           Treasurer and Principal          August 14, 2000
---------------------------     Financial and Accounting
James L. O'Connor               Officer

/s/ Jessica M. Bibliowicz       Trustee                          August 14, 2000
---------------------------
Jessica M. Bibliowicz

/s/ Donald R. Dwight            Trustee                          August 14, 2000
---------------------------
Donald R. Dwight

/s/ Samuel L. Hayes, III        Trustee                          August 14, 2000
---------------------------
Samuel L. Hayes, III

/s/ Norton H. Reamer            Trustee                          August 14, 2000
---------------------------
Norton H. Reamer

/s/ Lynn A. Stout               Trustee                          August 14, 2000
---------------------------
Lynn A. Stout

/s/ Jack L. Treynor             Trustee                          August 14, 2000
---------------------------
Jack L. Treynor